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Page 1


                                                         Exhibit Index at Page 3


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 14, 2002
                                                 -------------------------------

                               GENESEE CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   NEW YORK                           0-1653                     16-0445920
--------------------------------------------------------------------------------
(State or other Jurisdiction        (Commission                (IRS Employer
of Incorporation)                   File Number)             Identification No.)


 600 Powers Building, 16 West Main Street,  Rochester, New York  14614
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:       (585) 454-1250
                                                   ---------------------


Item 5.  Other Events.

         Genesee Corporation issued a news release on November 14, 2002, which is filed with this report as Exhibit 99.


Item 7.  Exhibits.

        An exhibit filed with this report is identified in the Exhibit Index at Page 3.


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Page 2
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Genesee Corporation


Date: November 14, 2002                     By /s/ Steven M. Morse
     ------------------------------            ---------------------------------
                                               Steven M. Morse, Vice President
                                               and Chief Financial Officer


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                                  EXHIBIT INDEX

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Exhibit 99 News Release Dated November 14, 2002                           4
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